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                              THIRD QUARTER REPORT

                                    SELIGMAN
                                 COMMUNICATIONS
                                AND INFORMATION
                                   FUND, INC.

                               SEPTEMBER 30, 1995


                                     [logo]
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                              A Capital Gain Fund
                              Established in 1983


                       Seligman Financial Services, Inc.
                                an affiliate of

                                     [logo]

                             J. & W. Seligman & Co.
                                  incorporated
                                established 1864
                      100 Park Avenue, New York, NY 10017

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Communications and Information Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                     EQCI3c 9/95

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================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------
We are pleased to update you on Seligman Communications and Information Fund with this Third Quarter Report. We are delighted to report that your Fund|s outstanding performance continued through the third quarter of 1995, significantly outperforming all the major indices. For your convenience, your Fund|s specific investment performance, compared to the Standard & Poor|s 500 Composite Stock Price Index, has been consolidated into a table which follows the portfolio. In addition, as of September 30 your Fund (Class A shares) was the number five fund of all mutual funds for the one year ended September 30, 1995, of the 7,046 funds measured by Lipper Analytical Services, Inc. and was the number one fund of all mutual funds for the five and 10 years ended
September 30, 1995, of the 2,700 and 1,173 funds, respectively, as measured by Lipper.

     Your Fund's gain information is as follows: for Class A and D shares, net realized gain per share from investment transactions for the first nine months totaled $1.24. At September 30, net unrealized gain per share totaled $6.25. The realized gain distribution for 1995 will be declared on December 21 and will be paid before year end.

     Third quarter reports and statistics suggest that the U.S. economy is maintaining its pattern of slow growth; for example, factory orders for consumer goods rose at a tepid rate, as retailers continued to hold down inventories. In addition, inflation remained benign and low interest rates prevailed, supported by growing prospects for a deficit reduction plan that will curb government spending in areas previously off limits = such as entitlements. In the past, an environment marked by such modest but sustained economic growth and subdued inflation has proven very positive for financial markets.

     Equity markets continued to be supported by increases = albeit at a decelerated rate = in corporate earnings. Technology issues in general had a very favorable quarter and a terrific nine months, and, despite a decline in early October, the outlook for this sector remains positive. Stock valuations of technology issues are very attractive based on estimated 1996 earnings, and should continue to benefit from stable-to-lower interest rates and continuing corporate restructuring.

     In the third quarter, your Manager increased the communications infrastructure portion of the portfolio. Data networking stocks, in particular, appear to be quite attractive. This area continues to benefit from the buildout of corporate networks from main offices to remote offices. The exciting growth in this area is not limited to the U.S.; the growth rate for data networking overseas has begun to take off, paralleling the U.S. market demand seen in the early 1990s. This trend bodes well for your Fund as it significantly expands the potential for growth among the types of companies in which it invests.

     Your Manager continues to maintain a strong position in the semiconductors and semiconductor capital equipment sectors due to the sustainable demand for electronic components in areas such as telecommunications infrastructure, computers, automobiles, and consumer and industrial electronics.

     For information about your Fund, or your investment in its shares, please write, or call the toll-free telephone numbers listed below. By order of the Board of Directors,

/S/ William C. Morris
----------------------
William C. Morris
Chairman

                                              /s/ Brian T. Zino
                                              --------------------
                                              Brian T. Zino
                                              President
October 27, 1995
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Important Telephone Numbers
SHAREHOLDER
SERVICES
(800) 221-2450

RETIREMENT PLAN
SERVICES
(800) 445-1777

24-HOUR AUTOMATED
TELEPHONE ACCESS SERVICE
(800) 622-4597
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================================================================================
PORTFOLIO OF INVESTMENTS (unaudited)
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                                            SHARES             VALUE
                                            ------             -----
COMMON STOCKS    96.9%
BROADCASTING    1.4%
Evergreen Media* .....................      400,000       $   11,300,000
Viacom (Class B)* ....................      600,000           29,850,000
                                                          --------------
                                                              41,150,000
                                                          --------------
COMMUNICATIONS INFRASTRUCTURE 12.3%
Aspect Telecommunications* ...........    1,600,000           43,200,000
CIDCO* ...............................    1,100,000           38,637,500
Cisco Systems* .......................      900,000           62,156,250
DSC Communications* ..................      800,000           47,450,000
Lannet Data Communications* ..........    1,200,000           31,200,000
Motorola .............................      250,000           19,093,750
Nokia (Class A) (ADRs) ...............      450,000           31,387,500
StrataCom* ...........................      600,000           33,037,500
3COM* ................................    1,400,000           63,787,500
                                                          --------------
                                                             369,950,000
                                                          --------------
COMPUTER HARDWARE/PERIPHERALS 15.9%
Adaptec* .............................      900,000           37,181,250
Compaq Computers* ....................      600,000           29,025,000
Dell Computer* .......................      500,000           42,468,750
Electronics for Imaging* .............    1,200,000           85,950,000
EMC* .................................    4,000,000           72,500,000
Hewlett-Packard ......................      400,000           33,350,000
Komag* ...............................      450,000           29,334,375
Read-Rite* ...........................      800,000           29,300,000
Seagate Technology* ..................    1,050,000           44,231,250
Tektronix ............................      900,000           53,100,000
Vicor* ...............................      400,000            9,650,000
Xerox* ...............................      100,000           13,437,500
                                                          --------------
                                                             479,528,125
                                                          --------------
COMPUTER SOFTWARE 12.0%
Adobe Systems ........................      179,000            9,296,812
Frame Technology* ....................      800,000           21,550,000
FTP Software* ........................    1,300,000           36,156,250
Hummingbird Communications* ..........      850,000           31,609,375
Mentor Graphics ......................    1,700,000           35,275,000
Netmanage* ...........................    2,000,000           47,375,000
Oracle Systems* ......................      650,000           24,903,125
Parametric Technology* ...............    1,650,000          101,887,500
Synopsys* ............................    1,700,000           52,700,000
                                                          --------------
                                                             360,753,062
                                                          --------------
CONTRACT MANUFACTURING 2.4%
ADFlex Solutions .....................      700,000           15,837,500
Altron* ..............................      450,000           14,118,750
Merix * ..............................      700,000           22,575,000
Sanmina* .............................      400,000           19,000,000
                                                          --------------
                                                              71,531,250
                                                          --------------
INFORMATION SERVICES  0.9%
SunGard Data Systems* ................     955,000            27,695,000
                                                          --------------
SEMICONDUCTORS 32.4%
Alliance Semiconductor* ..............      900,000           35,887,500
Altera* ..............................    1,600,000          100,000,000
Arrow Electronics* ...................      400,000           21,750,000
Atmel* ...............................    1,500,000           50,718,750
Cypress Semiconductor* ...............    2,000,000           77,250,000
Integrated Device Technology* ........    2,900,000           72,318,750
Intel ................................    1,400,000           84,262,500
Lattice Semiconductor ................    1,050,000           42,525,000
Linear Technology ....................    1,660,000           68,993,750
LSI Logic* ...........................      800,000           46,200,000
Maxim Integrated Products* ...........      700,000           52,062,500
Microchip Technology* ................      800,000           30,350,000
Micron Technology* ...................      550,000           43,725,000
National Semiconductor* ..............    1,600,000           44,200,000
Oak Technology .......................      650,000           27,259,375
Tower Semiconductor* .................    1,000,000           32,625,000
VLSI Technology* .....................      700,000           23,931,250
Xilinx* ..............................    2,400,000          115,650,000
Zilog* ...............................      100,000            4,150,000
                                                          --------------
                                                             973,859,375
                                                          --------------
SEMICONDUCTOR CAPITAL EQUIPMENT 19.6%
Applied Materials* ...................      550,000           56,375,000
Asyst Technologies* ..................      500,000           22,937,500
Cognex* ..............................      500,000           23,937,500
Credence Systems* ....................    1,512,500           54,639,063
Electro Scientific* ..................    1,000,000           35,125,000
Electroglas* .........................      900,000           61,087,500
Fusion Systems* ......................      550,000           15,950,000
KLA Instruments* .....................      500,000           40,250,000
Lam Research* ........................    1,150,000           68,568,750
Novellus Systems* ....................      900,000           62,887,500
PRI Automation* ......................      600,000           24,300,000
Silicon Valley Group* ................      600,000           23,137,500
Tencor Instruments* ..................    1,250,000           55,156,250
Teradyne* ............................      800,000           28,800,000
Ultratech Stepper* ...................      150,000            6,318,750
Varian Associates ....................      200,000           10,600,000
                                                          --------------
                                                             590,070,313
                                                          --------------
TOTAL COMMON STOCKS
        (Cost $2,234,591,163) ........                     2,914,537,125
                                                          --------------
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September 30, 1995
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                                             SHARES            VALUE
                                             ------            -----
CONVERTIBLE PREFERRED
STOCKS  0.5%  (Cost  $17,000,000)
PUBLISHING 0.5%
Houghton Mifflin 6%                         250,000       $   16,250,000
                                                          --------------
SHORT-TERM HOLDINGS  2.8%
  (Cost $84,770,000)                                          84,770,000
                                                          --------------
TOTAL INVESTMENTS  100.2%
  (Cost $2,336,361,163)                                    3,015,557,125
                                                          --------------
OTHER ASSETS LESS
  LIABILITIES    (0.2)%                                       (6,615,307)
                                                          --------------
NET ASSETS    100.0%                                      $3,008,941,818
                                                          ==============
----------------
* Non-income producing security.

Note: Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost. Major Portfolio Holdings at September 30, 1995

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MAJOR PORTFOLIO HOLDINGS
at September 30, 1995

Security                                    Value
--------                                ------------
Xilinx .............................    $115,650,000
Parametric Technology ..............     101,887,500
Altera .............................     100,000,000
Electronics for Imaging ............      85,950,000
Intel ..............................      84,262,500
Cypress Semiconductor ..............      77,250,000
EMC ................................      72,500,000
Integrated Device Technology .......      72,318,750
Linear Technology ..................      68,993,750
Lam Research .......................      68,568,750

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SELIGMAN COMMUNICATIONS AND INFORMATION FUND
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INVESTMENT RESULTS
TOTAL RETURNS*

                                               AVERAGE ANNUAL
                             ---------------------------------------------------
                                                                       CLASS D
                             THREE     NINE    ONE     FIVE    TEN      SINCE
                             MONTHS   MONTHS   YEAR   YEARS   YEARS   INCEPTIONa
                             ------   ------   ----   -----   -----   ----------
CLASS A
With Sales Charge             7.81%   59.59%  72.69%  43.10%  26.33%     n/a
Without Sales Charge         13.20    67.55   81.33   44.51   26.95      n/a

CLASS D
With CDSL                    12.01    65.65   78.86     n/a     n/a      n/a
Without CDSL                 13.01    66.65   79.86     n/a     n/a    57.96%

S&P 500**                     7.95    29.77   29.75   17.23   15.98    15.63aa

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NET ASSET VALUE PER SHARE

                SEPTEMBER 30, 1995      JUNE 30, 1995        DECEMBER 31, 1994
                ------------------      -------------        -----------------
CLASS A                $27.88               $24.63                 $16.64
CLASS D                 27.18                24.05                  16.31
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*  The returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. No adjustment was made to performance for periods prior to January 1, 1993, the commencement date for the annual
   Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets of Class A shares. The returns for periods of one year or less for Class D shares are shown with and without the effect of the 1% contingent deferred sales load (-CDSL|) imposed on certain shares redeemed within one year of purchase.

** The S&P 500 is an unmanaged index and assumes reinvestment of estimated dividends and does not reflect fees and expenses. Investors may not invest directly in an index. a May 3, 1993.

aa From April 30, 1993.

        -------------------------------------------------------------

   These rates of return reflect changes in price and assume that all distributions within the period are reinvested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

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LARGEST PORTFOLIO CHANGES|
During Past Three Months

                                                          SHARES
                                                 -----------------------
                                                                HOLDINGS
ADDITIONS                                        INCREASE       9/30/95
------------                                     --------       --------
Alliance Semiconductor .......................    550,000        900,000a
Altera .......................................    400,000      1,600,000
Cypress Semiconductor ........................    500,000      2,000,000
Integrated Device Technology .................    545,000      2,900,000aa
Intel ........................................    450,000      1,400,000
LSI Logic ....................................    600,000        800,000
Micron Technology ............................    550,000        550,000
Tencor Instruments ...........................    700,000      1,250,000
3COM .........................................    700,000      1,400,000(alpha)
Viacom (Class B) .............................    600,000        600,000



                                                                HOLDINGS
REDUCTIONS                                       DECREASE        9/30/95
--------------                                   --------       --------
Adobe Systems                                     221,000        179,000
Advanced Micro Devices                          2,400,000             --
Altron                                            150,000        450,000
BMC Software                                      150,000             --
Compuware                                         700,000             --
Electronics for Imaging                           100,000      1,200,000
FSI International                                 395,000             --
Integrated Silicon Solutions                      100,000             --
Integrated Silicon Systems                        780,000n            --
Softkey International                             425,000             --


| Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.

a  Includes 150,000 shares received as a result of a 3-for-2 stock split.

aa Includes 1,450,000 shares received as a result of a 2-for-1 stock split.

(alpha) Includes 700,000 shares received as a result of a 2-for-1 stock split.

n  Includes 330,000 shares received as a result of a 2-for-1 stock split.
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